Supplement dated July 31, 2006 to the Prospectus dated December 28, 2005

               Claymore Securities Defined Portfolios, Series 144

                            GNMA Portfolio, Series 15

   Notwithstanding anything to the contrary in the Prospectus dated December 28, 2005, the Discretionary Liquidation Amount in Part Two of the Prospectus is deleted and is replaced with the statement below:

     Minimum Value of the Trust under which the Trust Agreement may be
     Terminated: 40% of the principal amount of the Securities deposited in the Trust at the end of the initial offering period.